Exhibit 10.1 EXECUTION VERSION SIXTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT THIS SIXTH AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT (this “Amendment”), dated as of August 21, 2019, is by and between MORGAN STANLEY BANK, N.A., a national banking association, as buyer (“Buyer”), and TH COMMERCIAL MS II, LLC, a Delaware limited liability company, as seller (“Seller”). W I T N E S S E T H: WHEREAS, Seller and Buyer have entered into that certain Master Repurchase and Securities Contract Agreement, dated as of February 18, 2016, as amended by that certain First Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 30, 2016, as further amended by that certain Second Amendment to Master Repurchase and Securities Contract Agreement, dated as of February 21, 2017, as further amended by that certain Third Amendment to Master Repurchase and Securities Contract Agreement, dated as of June 28, 2017, as further amended by that certain Fourth Amendment to Master Repurchase and Securities Contract Agreement, dated as of October 27, 2017, as further amended by that certain Fifth Amendment to Master Repurchase and Securities Contract Agreement, dated as of May 9, 2018 (as the same has been or may be further amended, modified and/or restated from time to time, the “Master Repurchase Agreement”); and WHEREAS, Seller and Buyer wish to modify certain terms and provisions of the Master Repurchase Agreement, as set forth herein. NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows: 1. Amendments to Master Repurchase Agreement. The Master Repurchase Agreement is hereby amended as follows: (a) The following definitions in Article 2 of the Master Repurchase Agreement are hereby deleted in their entirety and replaced with the following: “Eligible Assets” shall mean (i) performing Mortgage Loans and Participation Interests (A) acceptable to Buyer in the exercise of its sole discretion, provided that following a determination by Buyer that an asset or loan is an Eligible Asset pursuant to this clause (A). Buyer may not revise such determination as a result of an examination of the same due diligence materials received by it in connection with such initial determination unless any such information was untrue or incorrect as of the time provided, (B) secured directly by an Eligible Property, (C) which have a term equal to or less than ten (10) years (assuming exercise of all extension options), (D) as to which the applicable representations and warranties set forth in Exhibit III are true and correct as of the applicable Purchase Date unless otherwise disclosed in the Exception Report delivered to Buyer on or prior to such Purchase Date, (E) that do not require any Hedging Transaction or have a Hedging Transaction acceptable to Buyer in its sole discretion, (F) that have a maximum LTV not in excess of 80%, (G) that have an original principal balance of not less than $5,000,000, (H) that is not a Defaulted Asset and (I) that are not subject to restrictions on transfer of lender’s interest therein and (ii) such other LEGAL_US_E # 143254161.2 commercial real estate debt instruments acceptable to Buyer in its sole discretion; in each case, acceptable to Buyer in its sole discretion on a case-by-case basis. “Facility Termination Date” shall mean June 28, 2021, as the same may be extended in accordance with Section 9(a) of this Agreement. “Maximum Asset Exposure Threshold” shall mean, with respect to any Eligible Asset, the Maximum Purchase Percentage, multiplied by the LTV of such Eligible Asset shall not exceed 60%, or if the related Mortgaged Property consists of multifamily property, 64%, unless, in either such case, otherwise permitted by Buyer in its sole discretion. (b) Schedule 1 of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with Schedule 1 attached to this Amendment as Exhibit A. 2. Conditions Precedent to Amendment. The effectiveness of this Amendment is subject to the following: (a) This Amendment shall be duly executed and delivered by Seller and Buyer, and acknowledged by Guarantor; (b) Buyer and Seller shall duly execute the Third Fee Letter Amendment; (c) Seller shall pay to Buyer the Extension Fee in accordance with the terms and provisions of the Fee Letter and all Transaction Costs payable to Buyer in connection with the negotiation of this Amendment; and (d) Buyer shall have received such other documents as Buyer may reasonably request. 3. Seller Representations. Seller hereby represents and warrants that: (a) no Default, Event of Default or Margin Deficit exists, and no Default, Event of Default or Margin Deficit will occur as a result of the execution, delivery and performance by Seller of this Amendment; and (b) all representations and warranties contained in the Master Repurchase Agreement are true, correct, complete and accurate in all respects (except such representations which by their terms speak as of a specified date and subject to any exceptions disclosed to Buyer in an Exception Report prior to such date and approved by Buyer). 4. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement. 5. Continuing Effect; Reaffirmation of Guaranty. As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement are ratified and confirmed and shall remain in full force and effect. In addition, any and all guaranties and indemnities for the benefit of Buyer and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and agrees to the modifications set forth in this 2 LEGAL_US_E # 143254161.2

Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment. 6. Binding Effect; No Partnership; Counterparts. The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof. 7. Further Agreements. Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment. 8. Governing Law. The provisions of Section 18 of the Master Repurchase Agreement are incorporated herein by reference. 9. Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof. 10. References to Transaction Documents. All references to the Master Repurchase Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement as amended hereby, unless the context expressly requires otherwise. [NO FURTHER TEXT ON THIS PAGE] 3 LEGAL_US_E # 143254161.2

IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above. BUYER: MORGAN STANLEY BANK, N.A., a national banking association By: /s/ Anthony Preisano ________________________ Name: Anthony Preisano Title: Authorized Signatory Signature Page to Sixth Amendment to MRA

SELLER: TH COMMERCIAL MS II, LLC, a Delaware limited liability company By: /s/ Michael J. Karber ________________________ Name: Michael J. Karber Title: Deputy General Counsel Signature Page to Sixth Amendment to MRA

ACKNOWLEDGED AND AGREED TO BY: GUARANTOR: GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation By: /s/ Michael J. Karber__________________________ Name: Michael J. Karber Title: Deputy General Counsel Signature Page to Sixth Amendment to MRA

Exhibit A (Schedule 1 to Master Repurchase Agreement) Schedule 1 Maximum Purchase Percentage LTV Maximum Purchase Percentage Less than or equal to 60% 75%-80% Greater than 60% but less than or equal to 75%-80% 65% Greater than 65% but less than or equal to 75%-80% 70% Greater than 70% but less than or equal to 75%-80% 75% Greater than 75% but less than or equal to 75% 80% 7 LEGAL_US_E # 143254161.2